SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report October 19, 2001
                                      -------------------
                        (Date of earliest event reported)


                               TASTY BAKING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                    1-5084                 23-1145880
-------------------------------    ---------------------    --------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation)                                               Identification No.)

2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
----------------------------------------------------          ---------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (215) 221-8500
                                                              --------------

                         Exhibit Index Appears on Page 3


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ITEM 7. FINANCIAL REPORTS AND EXHIBITS
-------------------------------------------------

       (c) Exhibits.

       99.1 Press release issued October 19, 2001 regarding anticipated results for the third quarter


ITEM 9. REGULATION FD DISCLOSURE
-------------------------------------------------

         On October 19, 2001, the Registrant issued a press release regarding anticipated results for its third quarter ended September 29, 2001. The press release also announced a conference call held at 8:45 am (EST) on October 19, 2001 which was simultaneously broadcast over the internet. The press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

         During the conference call, the Registrant disclosed that Dutch Mill Baking Company, Inc., a wholly-owned subsidiary of the Registrant, will immediately cease operations at its bakery in Wyckoff, New Jersey and Dutch Mill production will be transferred to the Registrant's bakeries in Philadelphia and Oxford, Pennsylvania. The Registrant anticipates taking an extraordinary charge for the costs associated with the closing of the Dutch Mill Bakery in the fourth quarter.

         The Registrant has furnished the information contained in Exhibit 99.1 under this Item 9 pursuant to Regulation FD. Such information shall not be deemed to be filed under the Securities Exchange Act of 1934 nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933. The submission of this Form 8-K is not an admission as to the materiality of any information in this report that may be required to be disclosed by Regulation FD.




                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TASTY BAKING COMPANY

                                    By: /s/ John M. Pettine
                                       --------------------------------
                                       John M. Pettine
                                       Executive Vice President and CFO

Date: October 19, 2001

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                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT NO.                    DESCRIPTION                        PAGE
         -----------                    -----------                        ----


              99.1           Press release issued October 19, 2001           4
                             regarding anticipated results for
                             the third quarter